Annual Meeting December 18, 2008

3 Safe Harbor/Forward-Looking Statements Certain statements in this presentation may constitute forward-looking statements within the meaning of the Federal securities laws. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use such words as "anticipate", "estimate", "expect", "project", "intend", "plan", "believe", and other words and terms of similar meaning in connection with any discussion of future or unaudited operating or financial performance. These forward-looking statements are based on currently available information, but are subject to a variety of uncertainties, unknown risks and other factors concerning the Company's operations and business environment, which are difficult to predict and are beyond the control of the Company. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company's future financial performance, include, but are not limited to, the following: Worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company's major product markets; Fluctuations in the value of currencies in major areas where the Company operates, including the U.S. dollar, euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan and Indonesian rupiah; Fluctuations in the prices of sources of energy or plastic resins and other raw materials; Changes in customer demand and requirements; Escalation in the cost of providing employee health care; The outcome of any legal claims known or unknown; The performance of the North American auto market; The global financial market turbulence; and The global or regional economic slowdown or recession. Additional risk factors that could affect the Company's performance are set forth in the Company's Annual Report on Form 10-K. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company's business, financial condition and results of operations. This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. A. Schulman does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in A. Schulman's periodic filings with the Securities and Exchange Commission.

5 Management Team A. Schulman, Inc. Organization

7 Investment Highlights Sharpened focus on growth opportunities in higher-margin, higher- growth markets such as film and packaging served by our Masterbatch business Realigning organization globally to leverage growth opportunities and share best practices Reduced SG&A and plant costs are helping to offset difficult global economic environment and shifting focus away from automotive market Incentives for managers changed to focus more acutely on working capital and profitability improvements Working capital has demonstrated substantial improvement, which has resulted in significantly increased cash flow UBS and CRA retained as financial advisors to assist Board in evaluating strategic alternatives; special committee fully engaged Enhanced corporate governance Seven Board members are new since 2005, and an eighth will be appointed in January Move to declassify Board at 2008 Annual Meeting and reduce size to 12 A. Schulman is committed to delivering exceptional shareholder returns in any economic environment

9 Financials

11 Financial Highlights Reported net income for the fourth quarter was: $4.7 million or $0.17 per diluted share vs. $8.5 million or $0.30 per diluted share for the same period last year A number of significant items occurred in the quarter and are outlined on the next slide Excluding significant unusual items, net income for the quarter was: $6.8 million or $0.26 per diluted share vs. $7.1 million or $0.25 per diluted share for the same period a year ago Excluding significant unusual items, net income for fiscal 2008 was: $37.1 million or $1.36 per diluted share vs. $23.8 million or $0.87 per diluted share in fiscal 2007 Operating performance in fiscal 2008 was quite good

13 Bridge of 2008 Unusual Items Items released to the outside as unusual items and removed from net income

15 Bridge of 2007 Unusual Items Items released to the outside as unusual items and removed from net income

17 2008 Performance Significantly Better than 2007 Gross Margin FY08 Actual vs Last Year FX 23.8 (12.2) 0.0 (0.9) 0.0 0.2 0.1 (1.8) 9.2 Note: Excludes unusual items EPS $0.87 EPS $1.36 Net Income LY GM Volume GM Price/Mix GM Cost SG&A Corp Admin Net Interest Other Income FX Gain/(Loss) Other Taxes Net Income Base 23.849 14.257 14.257 50.674 35.569 33.122 33.122 33.459 32.684 32.684 32.838 37.149 Data Point to Graph 9.61 277.12 240.703 15.106 2.447 0.337 0.138 0.914 0.154 4.338 0 Labels -9.61 277.12 -240.703 -15.106 -2.447 0.337 0.138 -0.914 0.154 4.338 Based on strength in Europe, cost reductions in North America

19 2008 Working Capital Initiative Drove Significant Cash Flow $156 million cash flow, virtually no net debt; almost full credit lines available Consolidated Statement of Cash Flow

21 Strategic Update

Three Primary Markets Served

A. Schulman

A. Schulman operates within three markets:

- **Masterbatch**
  - Film and packaging, for food and wrapping, masterbatches for colors and properties such as fade resistance
  - Leveraging technical capabilities in high-value applications, with key investments
  - Additives, colors, blacks and whites
- **Engineered Plastics**
  - Compounded products for durable goods, appliances, toys
  - Selective automotive applications
  - Build on existing relationships through enhanced technical capabilities and superior speed
- **Distribution Services**
  - Distribute large producers' bulk commodity resins
  - Increase our purchasing power to improve availability and cost of base resins
  - Capitalize on global polyolefin producers' shift to distribution

MB

EP

D

12

25 FY 2009 Strategic Priorities Accelerate the growth of Masterbatch business Be #1 global manufacturer of masterbatch products (favored consolidator in highly fragmented market) Judicious acquisitions to speed entry into underserved markets Focus on new, higher-margin products/applications Focus on being #1 niche player in global Engineered Plastics business Lever successful German model Reduce North American auto capacity and focus on most profitable lines of business Distribution business to support other two businesses Utilize our Distribution channels to leverage our Masterbatch and Engineered Plastics lines of business Leverage centralized purchasing power to improve availability and cost of base resins Continue to enhance operational efficiency Redeploy assets and talent into higher-margin opportunities Realize additional significant annual purchasing cost savings Implement global continuous improvement initiatives Continue to seek a strategic partner for Invision sheet business

27 Accomplishments to Date Realignment Reduced excess capacity; closed or sold plants, idled lines Upgraded management team; changed incentives to drive results Process Improvements Drive working capital down to peer levels Centralize purchasing to generate savings More than $10 million in annual cost savings through SG&A reductions and plant closings in FY 2008 Additional $14-18 million in savings expected from recently announced actions in North America and Europe Leading-edge continuous improvement processes implemented with associated targets Product Focus Enhanced focus on value-added products to drive profitable growth Robust product development engine with targets established for number of introductions, contributions to revenue and gross margin and developmental time

29 Forward Action - North America Engineered Plastics Actions taken in the North America Engineered Plastics business (to be completed by April 2009) will reduce production capacity by 50% The Company expects cost savings to total approximately $10 million to $12 million, after tax, on an annualized basis Idle two manufacturing lines and shut down one line in Bellevue, Ohio Idle one line and reduce shifts from seven days to five days in Nashville, Tennessee Realign sales, marketing and technical customer service teams to focus on core markets and reduce headcount on those teams by approximately 15 Reduce Akron-based North American administrative staff by six full-time employees and three contract employees

31 Forward Action - Europe The Company is in the process of reducing its current capacity in Europe by 7% to 10% and pursuing SG&A cost savings opportunities The Company expects cost savings to total approximately $4 million to $6 million, after tax, on an annualized basis. Reduced headcount by 50 full-time employees and 30 contract employees from the total of 1,500 in its European operations, including Asia "Short work" schedule for major European locations Launched "Fit for 2010," a cost-savings plan similar to effort in North America, to further improve efficiencies and results Driving forward with consolidated European service center to reduce SG&A

33 FY 2009 - Continuing Pursuit of Strategic Plan Our effort to realign resources, control costs and improve efficiency will continue, and we will take additional action if economic conditions deteriorate further. In U.S. Further reducing number of lines Continually seeking opportunities to reduce SG&A costs Slowing our Akron Masterbatch expansion In Europe Eliminating lines and/or facilities in Western Europe Any new production investment would be in Eastern Europe

35 Summary A. Schulman is committed to taking whatever actions are necessary for delivering exceptional shareholder returns in any economic environment